UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 14, 2005

The McClatchy Company

(Exact name of registrant as specified in its charter)

DELAWARE	1-9824	52-2080478
(state or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2100 Q Street
Sacramento CA 95816
(Address of principal executive offices, zip code)

Registrant's telephone number, including area code (916) 321-1846

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
Written communications pursuant to Rule 425 under the Securities Act (l7 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (l7 CFR 240-14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (l7 CFR 240.13e-4(c))

Item 2.03	Results of Operations

This information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

On July 14, 2005, The McClatchy Company ("McClatchy") issued a press release regarding McClatchy's financial results for the second quarter of 2005. The full text of McClatchy's press release is attached hereto as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits
	(c)	Exhibits
		99.1	Text of press release issued by The McClatchy Company dated July 14, 2005, "McClatchy Reports Record Second Quarter 2005 Earnings; Provides 2005 Outlook and Update on Star Tribune Suit

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
July 14, 2005	The McClatchy Company
/s/ Patrick J. Talamantes
Patrick J. Talamantes Vice President and Chief Financial Officer